EXHIBIT 24.1

POWER OF ATTORNEY

Each of the undersigned does hereby constitute and appoint STEVEN D. BARNHART, CHARLES J. HANSEN, and W. BRUCE JOHNSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file, and deliver all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), to comply with the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission in respect thereto, relating to the registration statement on Form S-8 concerning securities available to be granted, awarded, or otherwise offered under the Sears Hometown and Outlet Stores, Inc. Amended and Restated 2012 Stock Plan (the “Registration Statement”), which Registration Statement is to be filed by the Company with the Securities and Exchange Commission, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name in the name and on behalf of the Company or as a director or officer, or both, of the Company, to the Registration Statement and all amendments (including all pre- and post-effective amendments) and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that said attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.
Dated: May 14, 2013

/s/ E.J. Bird ______________________________ E.J. Bird	/s/ W. Bruce Johnson ______________________________ W. Bruce Johnson /s/ Elizabeth Darst Leykum ______________________________ Elizabeth Darst Leykum
/s/ Jeffrey Flug ______________________________ Jeffrey Flug
/s/ James F. Gooch ______________________________ James F. Gooch	/s/ Josephine Linden ______________________________ Josephine Linden
/s/ William R. Harker ______________________________ William R. Harker